699 P-1 06/14

SUPPLEMENT DATED JUNE 6, 2014

TO THE PROSPECTUS DATED DECEMBER 1, 2013

OF

FRANKLIN TEMPLETON EMERGING MARKET

DEBT OPPORTUNITIES FUND

(Franklin Global Trust)

The Prospectus is amended as follows:

I. Effective June 6, 2014, the “Fund Summary - Portfolio Managers" section on page 9 is revised as follows:

Portfolio Managers

WILLIAM LEDWARD  Portfolio Manager and Research Analyst of FTIML and portfolio manager of the Fund since inception (2006).

NICHOLAS HARDINGHAM, CFA  Portfolio Manager and Research Analyst of FTIML and portfolio manager of the Fund since June 2014.

II. Effective June 6, 2014, the "Fund Details - Management" section beginning on page 23 is revised as follows:

Franklin Templeton Investment Management Limited (FTIML), The Adelphi Building, 1-11 John Adam Street, London, England WC2N 6HT, is the Fund's investment manager. FTIML's principal place of business is in Scotland. Together, FTIML and its affiliates manage as of April 30, 2014, over $895 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals focused on investments in emerging market debt securities. The portfolio managers of the team are as follows:

WILLIAM LEDWARD  Portfolio Manager and Research Analyst of FTIML

Mr. Ledward has been the lead portfolio manager of the Fund since its inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1997.

NICHOLAS HARDINGHAM, CFA  Portfolio Manager and Research Analyst of FTIML

Mr. Hardingham has been a portfolio manager of the Fund since June 2014, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2002.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays FTIML a fee for managing the Fund's assets.

For the fiscal year ended July 31, 2013, FTIML agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. In addition, FTIML has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that expenses (i.e., a combination of investment management fees, administration fees, and other expenses, but excluding acquired fund fees and expenses; and certain non-routine expenses or costs (including those relating to litigation, indemnification, reorganizations and liquidations)) do not exceed 1.00% until November 30, 2014. The management fees before and after such waivers for the fiscal year ended July 31, 2013, were 0.84% and 0.82%, respectively.

FTIML has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Cayman Islands-based company that is wholly owned by the Fund (Subsidiary). This waiver may not be terminated and will remain in effect for as long as the investment manager's contract with the Subsidiary is in place.

Effective May 1, 2013, the Fund's investment management agreement was bundled with its fund administration agreement including the fees of 0.20% payable thereunder as approved by the board of trustees. As of such date, the Fund's investment management fee became:

  1.00% of the value of average daily net assets up to and including $500 million;
  0.90% of the value of average daily net assets over $500 million up to and including $1 billion; and
  0.85% of the value of average daily net assets over $1 billion.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended July 31.

Please keep this supplement with your prospectus for future reference.